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                                                                    EXHIBIT 99.2

KEVIN V. RYAN (CSBN 118321)
United States Attorney



                                    [STAMP]




                          UNITED STATES DISTRICT COURT

                         NORTHERN DISTRICT OF CALIFORNIA

                             SAN FRANCISCO DIVISION


UNITED STATES OF AMERICA,       )
                                )
    Plaintiff,                  )       VIOLATIONS: 18 U.S.C. Section 371 -
                                )       Conspiracy to Commit Wire Fraud and
  v.                            )       Commit Commodities Manipulation;
                                )       18 U.S.C. Section 1343 - Wire Fraud;
RELIANT ENERGY SERVICES, INC.,  )       7 U.S.C. Section 13(a)(2) -
JACKIE R. THOMAS,               )       Commodities Manipulation; 18 U.S.C.
V. REGINALD HOWARD II,          )       Section 2 - Aiding and Abetting
LISA L. FLOWERS, and            )
J. KEVIN FRANKENY,              )       SAN FRANCISCO VENUE
                                )
    Defendants.                 )
________________________________)


                                   INDICTMENT

The Grand Jury charges:

A. The Defendants

         1. At all times relevant, Reliant Energy, Inc. was a publicly-traded Texas corporation with its headquarters in Houston, Texas. Through its subsidiaries, Reliant Energy, Inc. provided electricity and energy services to wholesale and retail customers throughout the United States. In 1997 and 1998, it purchased five electric power generation plants in the State of California:
Coolwater, Ellwood, Etiwanda, Mandalay, and Ormond Beach. The operation of the California



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plants and the marketing (or buying and selling) of its energy was directed by its wholly-owned subsidiary, defendant RELIANT ENERGY SERVICES, INC. ("RELIANT"), a Delaware corporation with its headquarters in Houston, Texas.

         2. Defendant JACKIE R. THOMAS was the Vice President of Power Trading for defendant RELIANT. He supervised its nationwide electricity trading business, including its activities in California. Defendant THOMAS reported to defendant RELIANT's President.

         3. Defendant V. REGINALD HOWARD II was the Director of defendant RELIANT's West Power Trading Division. He managed all electricity trading for the California markets and the five California power plants. Defendant HOWARD reported to defendant THOMAS.

         4. Defendant LISA L. FLOWERS was the only "term" trader at defendant RELIANT's West Power Trading Division. As a term trader, she bought and sold electricity contracts for profit in markets in and around California. Defendant FLOWERS reported to defendant HOWARD.

         5. Defendant J. KEVIN FRANKENY was the Manager of defendant RELIANT's Western Operations and directed the operation of the California plants. Defendant FRANKENY also reported to defendant HOWARD.

B. The California Electricity Markets

         6. Prior to 1996, the California electricity industry was organized around three regulated utilities: Pacific Gas & Electric Co., Southern California Edison Co., and San Diego Gas & Electric Co. The utilities provided electricity to retail customers, managed system reliability, and operated power plants. At this time, the price of electricity was set by the California Public Utilities Commission.

         7. In 1996, California enacted legislation to fundamentally restructure its wholesale electricity market, with the intent to facilitate competition in the generation and sale of energy. While the utilities remained responsible for serving the needs of their retail customers, they were forced to divest a number of their power plants to private firms. Between 1997 and 1999, the utilities sold all of their natural gas-fired plants in California to five different companies,

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including Reliant Energy, Inc., at that time known as Houston Industries Power
Generation, Inc. Through these sales, each of the five companies assumed control of approximately 20% of all gas-fired power generation in the State of California.

         8. The California legislature also created two new institutions, the California Power Exchange ("PX") and the California Independent System Operator ("ISO"). The PX acted as the primary marketplace for wholesale electricity in California. The ISP managed the State's electricity grid by maintaining a balanced energy market, controlling the transmission of electricity, and purchasing certain energy services in order to ensure system reliability.

         9. In 2000, the PX operated the "day-ahead" market for energy delivery the following day. Through this market, purchasers (such as the utilities) submitted bids to buy electricity, and suppliers (such as defendant RELIANT) submitted bids to sell electricity. After examining these bids and offers to determine the demand for and supply of electricity, the PX calculated the "market-clearing price" for all energy deliveries the next day.

         10. The ISO operated the "real-time" market, where it bought and sold power to account for and correct any imbalances between supply and demand during each operating hour. In this market, energy suppliers submitted bids to sell real-time electricity at a predetermined price. The ISO then "stacked" the bids, ordering them from the least-expensive to the most-expensive bid. Depending on the amount of electricity needed for the hour, the ISO would move up the bid stack until it had accepted enough bids to supply the requisite amount of real-time electricity. The last (and most expensive) bid taken by the ISO set the market clearing price for all purchases and sales of real-time energy for that hour.

         11. The ISO also operated a market for energy services to support and maintain system reliability. These services consisted of different types of stand-by power generation capacity that the ISO could call upon in the event of a supply shortage. One type of stand-by power was "replacement reserves," which the ISO needed when it expected a heightened demand for real-time electricity. Generally, a high demand for real-time energy translated into a high price for replacement reserves.

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         12. In times of a perceived supply shortage (or when suppliers failed to submit sufficient offers to sell electricity to the market), the ISO was forced to purchase additional electricity "out-of-market." Out-of-market electricity was critical to grid reliability. If the ISO could not procure enough energy out-of-market to meet consumer demand for a given operating hour, then it risked the possibility of rolling blackouts and even a system failure. All out-of-market sales from in-state generators (including from defendant RELIANT) were subject to a federally-approved price cap. In June 2000, the price cap was $750 per megawatt hour.

         13. The PX and ISO markets described above were often referred to as the "spot" markets for electricity in California.

         14. Outside of the PX and ISO markets, California electricity was also traded in "term" markets. Through these markets, traders bought and sold standardized contracts which called for the delivery of electricity at a particular location beyond the then-current month. If a trader expected the price of electricity to increase at some point in the future, he/she would purchase an electricity term contract and go "long." If a trader expected the price to fall, he/she would sell an electricity term contract and go "short." Prior to the date of actual delivery, speculative trades could be extinguished by an opposite and offsetting trade. Depending on the buy and sell price, the trades could produce a net profit (buy low, sell high) or a net loss (buy high, sell low).

         15. Electricity was a commodity that traveled in interstate commerce through a vast network of power lines in and out of the State of California and elsewhere.

C. Defendants' Conspiracy and Scheme to Defraud and Manipulate the Price of Electricity

         16. In approximately June 2000, defendant FLOWERS acquired a long trading position for electricity delivery at the Palo Verde, Arizona trading hub, near the California-Arizona border. Over a period of weeks, she had bought electricity term contracts for delivery at Palo Verde in the third quarter of 2000 and the third quarter of 2001, expecting that prices would increase. On Monday morning, June 19, 2000, however, the California spot and term prices unexpectedly fell. Based on defendant FLOWERS' trading position and then-current market prices, defendant RELIANT determined that it was facing a multi-million dollar loss.

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         17. Beginning on or about June 19, 2000, and continuing through on or about August 31, 2000, in the Northern District of California and elsewhere, defendants RELIANT, THOMAS, HOWARD, FLOWERS and FRANKENY, and others: (a) conspired to and did knowingly devise a scheme and artifice to defraud and to obtain money by means of false and fraudulent pretenses, representations, and promises from electricity purchasers in California and other participants in the California spot and term electricity markets; and (b) conspired to and did knowingly manipulate and attempt to manipulate the price of electricity in the California spot and term electricity markets.

         18. The object and purpose of the conspiracy and scheme to defraud and manipulate was to artificially increase the price of electricity in the spot and term markets and to reverse the defendants' losing financial position so that defendant RELIANT could enrich itself by profiting in those markets following the increase in prices caused by the defendants' fraudulent and manipulative conduct.

         19. It was part of the conspiracy, scheme to defraud, and manipulation that defendants RELIANT, THOMAS, HOWARD, FLOWERS, and FRANKENY, and others, agreed to and did, directly and indirectly, engage in conduct that was designed to create and did create the false and misleading appearance of an electricity supply shortage to the market and its participants for the purpose of artificially inflating the spot and term prices of California electricity. Among other things, the defendants and others did knowingly and intentionally commit, and cause to be committed, the following:

                  (a) the shut down of certain of defendant RELIANT's power plants in California;

                  (b) the physical and economic withholding of electricity from the California spot markets, by declining to submit supply bids and by submitting false and misleading supply bids at prices designed to ensure that the bids were not accepted;

                  (c) the exacerbation of the supply shortage through the purchase of additional electricity from the PX and other markets to cover RELIANT's pre-



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                   existing delivery commitments; and

              (d) the dissemination of false and misleading rumors and information to the ISO, brokers, and other traders regarding the availability and maintenance status of, and environmental limitations on, defendant RELIANT'S power plants.

         20. It was a further part of the conspiracy, scheme to defraud, and manipulation that defendants RELIANT, THOMAS, HOWARD, FLOWERS, and FRANKENY, and others, having successfully achieved an artificially inflated price for electricity in the spot and term markets agreed to and did, directly and indirectly, the following:

              (a) the selling of day-ahead electricity generated by defendant RELIANT's power plants in the PX at artificially inflated prices;

              (b) the selling of real-time electricity generated by defendant RELIANT's power plants to the ISO at artificially inflated prices;

              (c) the selling of out-of-market electricity generated by defendant RELIANT's power plants to the ISO at or near the federally-approved price cap of $750;

              (d) the selling of ancillary services and replacement reserves associated with RELIANT's power plants to the ISO at artificially inflated prices; and

              (e) the unwinding (or selling) of defendant RELIANT's long trading position in the Palo Verde term markets at artificially inflated prices.

         21. As a result of the defendants' conspiracy, scheme to defraud, and manipulation, the PX and the ISO published artificially inflated spot prices for electricity in California, which were accessed by market participants located throughout the State of California (including within the Northern District of California) and elsewhere. The PX and the ISO also paid net suppliers (including out-of-state generators and defendant RELIANT) and charged net purchasers artificially high prices for day-ahead, real-time, and out-of-market electricity, and for ancillary services, including replacement reserves. The inflated payments and charges were processed and sent via wire transmission, separately by the PX and the ISO, through their respective bank


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accounts at the Bank of America in San Francisco, California.

         22. As a result of the defendants' conspiracy, scheme to defraud, and manipulation, Pacific Gas & Electric Co. ("PG&E"), a utility and net purchaser of California electricity based in San Francisco, California, submitted higher-priced demand bids and paid artificially high prices for California spot electricity and ancillary services. PG&E sent payments for its spot market purchases in California to the PX's bank account in San Francisco, California via wire transmission from PG&E's bank in Boston, Massachusetts.

         23. As a result of the defendants' conspiracy, scheme to defraud, and manipulation, California electricity purchasers overpaid by as much as $32 million for day-ahead, real-time, and out-of-market electricity and energy services, in addition to overpayments by participants in the California term markets caused by the defendants' artificial inflation of prices. COUNT ONE: (18 U.S.C. Section 371 -- Conspiracy to Commit Wire Fraud and to Commit Commodities Manipulation)

         24. Paragraphs 1 through 23 of this Indictment are realleged and incorporated as if fully set forth here.

         25. Beginning on or about June 19, 2000, and continuing through on or about August 31, 2000, within the Northern District of California and elsewhere, the defendants

                           RELIANT ENERGY SERVICES, INC.,
                           JACKIE R. THOMAS,
                           V. REGINALD HOWARD II,
                           LISA L. FLOWERS, and
                           S. KEVIN FRANKENY

and others known and unknown to the Grand Jury, knowingly and wilfully conspired to commit offenses against the United States, namely: (a) wire fraud, in violation of Title 18, United States Code, Section 1343; and (b) manipulation and attempted manipulation of the price of electricity, a commodity in interstate commerce, in violation of Title 7, United States Code, Section 13(a)(2).

         26. Among the means and methods by which the defendants would and did carry out the conspiracy were those described in Paragraphs 19 through 20 of this Indictment, as well as others.

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         27. In furtherance of the conspiracy and to effect the objects thereof the defendants committed the following overt acts, as well as others, in the Northern District of California and elsewhere:

                  (a) Telephone call between defendant THOMAS and defendant HOWARD on June 20, 2000 at 06:30:42 (CST);

                  (b) Telephone call between defendant HOWARD and a Reliant manager on June 21, 2000 at 15:29:48 (CST);

                  (c) Telephone call between defendant FLOWERS and an electricity broker on June 20, 2000 at 06:56:44
                           (CST); and

                  (d) Telephone call between defendant FRANKENY and a Reliant plant operator on June 20, 2000 at 08:25:33
                           (CST).

         28. In furtherance of the conspiracy and to effect the objects thereof, the defendants caused to be committed the following oven acts, as well as others, in the Northern District of California and elsewhere:

                  (a) Publication by the PX of artificially inflated spot prices on June 20, 2000;

                  (b) Publication by the PX of artificially inflated spot prices on June 21, 2000;

                  (c) Publication by the PX of artificially inflated spot prices on June 22, 2000;

                  (d) Publication by the PX of artificially inflated spot prices on June 23, 2000;

                  (e) Submission by PG&E of higher-priced demand bids for spot electricity on June 21, 2000;

                  (f) Submission by PG&E of higher-priced demand bids for spot electricity on June 22, 2000;

                  (g) Submission by PG&E of higher-priced demand bids for spot electricity on June 23, 2000;

                  (h)      Payment by PG&E to the PX on July 17, 2000;

                  (i)      Payment by PG&E to the ISO on August 30, 2000;

                  (j)      Payment by the PX to defendant RELIANT on July 19,
                           2000; and

                  (k)      Payment by the ISO to defendant RELIANT on August 31,
                           2000.


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         All in violation of Title 18, United States Code, Section 371. COUNTS
TWO THROUGH FIVE: (18 U.S.C. Sections 1343 and 2 - Wire Fraud)

         29. Paragraphs 1 through 23 of this Indictment are realleged and incorporated as if fully set forth here.

         30. On or about the dates identified below, within the Northern District of California and elsewhere, the defendants


                         RELIANT ENERGY SERVICES, INC.,
                         JACKIE R. THOMAS,
                         V. REGINALD HOWARD II,
                         LISA L. FLOWERS, and
                         J. KEVIN FRANKENY

and others, did knowingly and intentionally devise a scheme and artifice to defraud and to obtain money by false and fraudulent pretenses, representations, and promises, and for the purpose of executing such scheme and artifice, did transmit and cause to be transmitted by means of wire communications in interstate commerce the following:

                                Point           Interim            Final
                Apprx.           of            Point of           Point of                   Wire
Count:          Date:          Origin:        Reception:         Reception:             Communication:
------         -------        ---------       -----------       ------------       -------------------------
TWO            7/17/00        PG&E SF,        Mellon Bank       Bank of            Payment by PG&E to PX
                              CA              Boston, MA        America            for artificially inflated
                                                                SF, CA (PX)        electricity and energy
                                                                                   services

THREE          8/30/00        PG&E SF,        Mellon Bank       Bank of            Payment by PG&E to ISO
                              CA              Boston, MA        America            for artificially inflated
                                                                SF, CA (ISO)       electricity and energy
                                              Bank of                              services
                                              America SF,
                                              CA (PX)

FOUR           7/19/00        PX              Bank of           Reliant            Payment by PX to Reliant
                              Alhambra,       America SF,       Houston,           for artificially inflated
                              CA              CA (PX)           TX                 electricity and energy
                                                                                   services

FIVE           8/31/00        ISO             Bank of           Reliant            Payment by ISO to Reliant
                              Folsom,         America SF,       Houston,           for artificially inflated
                              CA              CA (ISO)          TX                 electricity and energy
                                                                                   services

     All in violation of Title 18, United States Code, Sections 1343 and 2.

INDICTMENT


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COUNT SIX (7 U.S.C. Sections 13(a)(2); 18 U.S.C. Section 2 - Commodities
Manipulation)

         31. Paragraphs 1 through 23 of this Indictment are realleged and incorporated as if fully set forth here.

         32. Beginning on or about June 19, 2000, and continuing through on or about August 31, 2000, within the Northern District of California and elsewhere, the defendants

                              RELIANT ENERGY SERVICES, INC.,
                              JACKIE R. THOMAS,
                              V. REGINALD HOWARD, II,
                              LISA L. FLOWERS, and
                              J. KEVIN FRANKENY

and others, did knowingly and intentionally manipulate and attempt to manipulate the price of electricity, a commodity in interstate commerce.

         All in violation of Title 7, United States Code, Section 13(a)(2), and Title 18, United States Code, Section 2.


DATED:                             A TRUE BILL.             4-8-04

                                          [Signature illegible]
                                   --------------------------------------
                                   FOREPERSON


KEVIN V. RYAN
United States Attorney


/s/ Ross W. Nadel
---------------------------------
ROSS W. NADEL
Chief, Criminal Division

(Approved as to form: /s/ AUSA Robbins and SAUSAs Tenorio-Kutzkey & Banar
                     -----------------------------------------------------
                     AUSA Robbins and SAUSAs Tenorio-Kutzkey & Banar




INDICTMENT


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